UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	July 5, 2007

COMMUNITY PARTNERS BANCORP
(Exact Name of Registrant as Specified in Charter)

New Jersey	000-51889	20-3700861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1250 Highway 35 South, Middletown, New Jersey	07748
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(732) 706-9009

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 5, 2007, Community Partners Bancorp (the “Company”) entered into Change in Control Agreements (each a “Change in Control Agreement” and collectively the “Change in Control Agreements”) and Excise Tax Reimbursement Agreements (the “Excise Tax Agreements”), each dated as of June 1, 2007, with each of the following executives: Barry B. Davall, Michael J. Gormley, William D. Moss and Robert W. Dowens, Sr. (each an “Executive” and collectively, the “Executives”). The Change and Control Agreements and the Excise Tax Agreements are referred to herein collectively as the “Agreements”. The Company’s Compensation Committee approved and authorized the Company to enter into the Change in Control Agreements on December 4, 2006 and the Excise Tax Agreements on March 19, 2007.

The Change in Control Agreements provide for severance payments to be made, and other benefits to be made available, to the Executive if the Executive’s employment is terminated within two years after a Change in Control of the Company (as defined in the Change in Control Agreements) if a Change in Control occurs during the term of the Executive’s Change in Control Agreement.

Under each of the Change in Control Agreements, if the Executive is terminated by the Company without Cause or if the Executive resigns for Good Reason (as such terms are defined in the Change in Control Agreements) during the period commencing the day immediately preceding a Change in Control and ending on the earlier of the third anniversary of the Change in Control or the death of the Executive (the “Contract Period”), the Executive will receive a pro rata bonus for the year of termination, plus a lump sum severance payment equal to two times the Executive’s highest annual salary and bonus during the three years prior to the year of termination. In addition, the Company will continue to provide the Executive group health coverage at the Company’s expense for a period of 24 months following termination of employment.

If the Executive’s employment is terminated by the Company for Cause or the Executive resigns without Good Reason during the Contract Period, the Executive’s Change in Control Agreement will terminate without further obligation of the Company, except that the Company will pay to the Executive all accrued but unpaid salary or benefits, if any. In the event of the Executive’s death, disability or retirement during the Contract Period, the Executive (or the estate of the Executive, as the case may be) would be entitled to payment of any accrued but unpaid salary or benefits, plus a pro rated bonus for the year in which such event occurred.

The Change in Control Agreements with each of Messrs. Davall, Moss and Gormley provide for the Company to assume certain change in control agreements between Two River Community Bank, a wholly-owned subsidiary of the Company, and each such Executive, dated December 14, 2004 (the “TRCB Agreements”), each of which remains in full force and effect except to the extent that the terms of the Executive’s Change in Control Agreement are, or would be, applicable to amend the TRCB Agreement. In the event of a Change in Control under such an Executive’s Change in Control Agreement, the Executive’s TRCB Agreement will immediately terminate.

The Change in Control Agreements have an initial term ending on the later of (i) June 1, 2009, which is two years after the date of the agreement, or (ii) the end of the Contract Period. On June 1, 2008, the first anniversary of the date of the Change in Control Agreements, the initial term of each agreement will be automatically extended for one additional year (meaning that the initial term, as extended, would end on the later of June 1, 2010 or the end of the Contract Period) unless the Company’s Board of Directors determines to not extend such initial term.

The Change in Control Agreements contain non-disclosure provisions which require the Executives to keep confidential certain Company information.

The Excise Tax Agreements provide that the Company will make a gross-up payment to an Executive in the event that all or any portion of the payments to such Executive under any present or prospective compensation arrangement sponsored by the Company or its subsidiaries or affiliates in which the Executive is or becomes a participant is determined to constitute “excess parachute payments” within the meaning of Section 280G(b)(1) of the Code and becomes subject to the excise tax imposed under Section 4999 of the Internal Revenue Code, thus restoring the Executive to the after-tax position that the Executive would have been in if the excise tax had not been imposed.

The Agreements are filed as exhibits hereto and are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
Exhibit No.	Title

10.1	Change in Control and Assumption Agreement, made as of June 1, 2007, by and between Community Partners Bancorp, Two River Community Bank and Barry B. Davall

10.2	Change in Control and Assumption Agreement, made as of June 1, 2007, by and between Community Partners Bancorp, Two River Community Bank and William D. Moss

10.3	Change in Control and Assumption Agreement, made as of June 1, 2007, by and between Community Partners Bancorp, Two River Community Bank and Michael J. Gormley

10.4	Change in Control Agreement, made as of June 1, 2007, by and between Community Partners Bancorp, The Town Bank and Robert W. Dowens, Sr.

10.5	Excise Tax Reimbursement Agreement, made as of June 1, 2007, by and between Community Partners Bancorp and Barry B. Davall

10.6	Excise Tax Reimbursement Agreement, made as of June 1, 2007, by and between Community Partners Bancorp and William D. Moss

10.7	Excise Tax Reimbursement Agreement, made as of June 1, 2007, by and between Community Partners Bancorp and Robert Dowens, Sr.

10.8	Excise Tax Reimbursement Agreement, made as of June 1, 2007, by and between Community Partners Bancorp and Michael J. Gormley

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY PARTNERS BANCORP

Date:	July 10, 2007	By: /s/ MICHAEL J. GORMLEY
		Name:	Michael J. Gormley
		Title:	Senior Vice President, CFO & Treasurer

EXHIBIT INDEX

Exhibit No.	Title

10.1	Change in Control and Assumption Agreement, made as of June 1, 2007, by and between Community Partners Bancorp, Two River Community Bank and Barry B. Davall

10.2	Change in Control and Assumption Agreement, made as of June 1, 2007, by and between Community Partners Bancorp, Two River Community Bank and William D. Moss

10.3	Change in Control and Assumption Agreement, made as of June 1, 2007, by and between Community Partners Bancorp, Two River Community Bank and Michael J. Gormley

10.4	Change in Control Agreement, made as of June 1, 2007, by and between Community Partners Bancorp, The Town Bank and Robert W. Dowens, Sr.

10.5	Excise Tax Reimbursement Agreement, made as of June 1, 2007, by and between Community Partners Bancorp and Barry B. Davall

10.6	Excise Tax Reimbursement Agreement, made as of June 1, 2007, by and between Community Partners Bancorp and William D. Moss

10.7	Excise Tax Reimbursement Agreement, made as of June 1, 2007, by and between Community Partners Bancorp and Robert Dowens, Sr.

10.8	Excise Tax Reimbursement Agreement, made as of June 1, 2007, by and between Community Partners Bancorp and Michael J. Gormley